                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                   FORM 8-K/A
                               AMENDMENT NO. 2 TO
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES AND EXCHANGE ACT OF 1934




                                   July 31, 1995
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)




                     CONTINENTAL MORTGAGE AND EQUITY TRUST
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




      California                      0-10503                    94-2738844
--------------------------------------------------------------------------------
(State of Incorporation)            (Commission                 (IRS Employer
                                     File No.)               Identification No.)



10670 North Central Expressway, Suite 300, Dallas, TX               75231
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                          (Zip Code)



Registrant's Telephone Number, Including Area Code: (214) 692-4700




                                Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)





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
This Form 8-K/A amends the Registrant's Current Report on Form 8-K dated July 31, 1995 as amended by a Form 8-K/A dated September 7, 1995 as follows:

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS - pages 5, 9 and 10

                     CONTINENTAL MORTGAGE AND EQUITY TRUST
                                   PRO FORMA
                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1994


                                                          McCallum Glen             Other Property
                                       Actual             Apartments(1)             Acquisition(1)                 Pro forma
                                    -------------        ---------------            --------------              ---------------
                                                                    (dollars in thousands)
Income
 Rentals......................      $      27,042        $         1,245            $        2,772              $        31,059
 Interest.....................              2,699                    -                         -                          2,699
 Other........................               (479)                   -                         -                           (479)
                                    -------------        ---------------            --------------              ---------------
                                           29,262                  1,245                     2,772                       33,279

Expenses
 Property operations..........             16,888                    676                     1,032                       18,596
 Interest.....................              7,711                    362                     1,260                        9,333
 Depreciation.................              3,214                    126                       444                        3,784
 Advisory fee to affiliate....              1,326                    -                         -                          1,326
 General and administrative...              1,235                    -                         -                          1,235
 Provision for losses.........              1,429                    -                         -                          1,429
                                    -------------        ---------------            --------------              ---------------
                                           31,803                  1,164                     2,736                       35,703

Income (loss) before gain on
 sale of real estate..........             (2,541)                    81                        36                       (2,424)
Gain on sale of real estate...              1,708                    -                         -                          1,708
                                    -------------        ---------------            --------------              ---------------
Net income (loss).............      $        (833)       $            81            $           36              $          (716)
                                    =============        ===============            ==============              ===============


Earnings per share
 Net (loss)...................      $        (.29)                                                              $          (.25)
                                    =============                                                               ===============


Shares of beneficial interest
 outstanding..................          2,919,815                                                                     2,919,815
                                    =============                                                               ===============

--------------------

(1) Assumes acquisition by the Trust on January 1, 1994.





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




                          Independent Auditors' Report




To the Board of Trustees
Continental Mortgage and Equity Trust

We have audited the accompanying statement of revenues and direct operating expenses of McCallum Glen Apartments for the year ended December 31, 1994. This statement of revenues and direct operating expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on this statement of revenues and direct operating expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and direct operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of revenues and direct operating expenses presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement is prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Continental Mortgage & Equity Trust) and, as described in Note 1, is not intended to be a complete presentation of the results of operations.

In our opinion, the statement of revenues and direct operating expenses referred to above presents fairly, in all material respects, the revenues and direct operating expenses of McCallum Glen Apartments for the year ended December 31, 1994, in conformity with generally accepted accounting principles.



                                        Farmer, Fuqua, Hunt & Munselle, P.C.

Dallas, Texas
August 31, 1995





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
                            MCCALLUM GLEN APARTMENTS
                             STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                          YEAR ENDED DECEMBER 31, 1994


REVENUES
         Rental revenues                                       $  1,204,177
         Other                                                       40,730
                                                               ------------

                 Total Revenues                                   1,244,907
                                                               ------------

DIRECT OPERATING EXPENSES
         Administration                                              21,392
         Insurance                                                   27,793
         Management Fees                                             62,579
         Marketing                                                   22,960
         Payroll & benefits                                         184,083
         Property Taxes                                             163,161
         Repairs & Maintenance                                       90,773
         Utilities                                                  103,062
                                                               ------------

                 Direct Operating Expenses                          675,803
                                                               ------------

REVENUES IN EXCESS OF DIRECT OPERATING EXPENSES                $    569,104
                                                               ============





         The accompanying notes are an integral part of this statement.





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